Exhibit 99.1

Sharecare enters into definitive agreement to be acquired by Altaris

Sharecare shareholders to receive $1.43 per share in cash

Transaction will deliver significant immediate cash value to stockholders upon closing,

best positions Sharecare to continue to deliver exceptional service to clients and drive innovation

ATLANTA – June 21, 2024 – Sharecare (Nasdaq: SHCR), the digital health company that helps people manage all their health in one place, announced today that it has entered into a definitive agreement to be acquired by an affiliate of Altaris, LLC, an investment firm exclusively focused on the healthcare industry.

Under the terms of the definitive merger agreement, Sharecare stockholders will receive $1.43 in cash per share. The merger consideration of $1.43 per share represents a premium of approximately 85% over the closing price of Sharecare on June 20, 2024, the last trading day prior to public disclosure of the transaction and an 87% premium over the 90-day volume weighted average trading price. Upon the completion of the acquisition, Sharecare will become a privately held company and its common stock will no longer be listed on Nasdaq.

Sharecare’s comprehensive and data-driven virtual health platform is designed to help people, providers, employers, health plans, government organizations, and communities optimize individual and population-wide health and well-being. Across all three of its business channels, Sharecare delivers value to the healthcare system by improving access and outcomes for patients, imperatives that are clearly aligned with Altaris’ investment strategy and focus.

Jeff Arnold, Sharecare’s founder and executive chairman of the Board of Directors, said, “After embarking on a deliberate process to maximize stockholder value and best position Sharecare for continued growth and success, we carefully evaluated a variety of options. Our Board of Directors determined that this transaction is in the best interests of Sharecare and its stockholders and, upon closing, will deliver significant, immediate, and certain value to our stockholders.”

Arnold added, “With Altaris as a partner, we are excited to continue executing on Sharecare’s mission with the benefit of their deep healthcare industry expertise, as well as increased capital and strategic and operational flexibility to continue providing industry-leading solutions to our customers across our three channels.”

“Today’s announcement not only delivers value for Sharecare’s stockholders but also will result in exciting opportunities for our employees and customers,” said Brent Layton, CEO of Sharecare. “This transaction is an important step forward to enable the continued growth and evolution of Sharecare, and further strengthens us as we deploy our innovative technology across the healthcare sector.”

Transaction Details

A special committee (the “Special Committee”) of the Board of Directors of Sharecare (the “Board”), comprised solely of independent directors, carefully evaluated Altaris’ proposal and alternatives thereto. Following this process, the Special Committee determined that the transaction is in the best interests of Sharecare and its stockholders, and acting upon the recommendation of the Special Committee, the Board approved the merger agreement and the transaction, and will recommend that the Company’s stockholders approve both the adoption of the merger agreement and the transaction on the terms set forth in the merger agreement.

The transaction is expected to close in the second half of 2024, subject to customary closing conditions, including approval by Sharecare stockholders and the receipt of required regulatory approvals. The transaction is not subject to a financing condition.

Arnold has agreed to vote his shares in favor of the transaction, and will roll over substantially all of his existing equity and continue to be a significant shareholder following this transaction. In addition, Arnold will continue to serve as executive chairman and Layton as CEO, and Sharecare’s current executive leadership team is expected to continue in their roles following the close of the transaction.

Advisors

Houlihan Lokey and MTS Health Partners are acting as financial advisors to the Special Committee, and Wachtell, Lipton, Rosen & Katz is acting as legal advisor to the Special Committee.

Kirkland & Ellis LLP is acting as legal advisor to Altaris.

King & Spalding LLC is acting as legal advisor to Jeff Arnold.

About Sharecare

Sharecare is the leading digital health company that helps people – no matter where they are in their health journey – unify and manage all their health in one place. Our comprehensive and data-driven virtual health platform is designed to help people, providers, employers, health plans, government organizations, and communities optimize individual and population-wide well-being by driving positive behavior change. Driven by our philosophy that we are all together better, at Sharecare, we are committed to supporting each individual through the lens of their personal health and making high-quality care more accessible and affordable for everyone. To learn more, visit www.sharecare.com.

About Altaris

Altaris is an investment firm exclusively focused on the healthcare industry. Altaris seeks to build market-leading companies that deliver innovation and efficiency to the healthcare system, with the ultimate goal of improving access and outcomes for patients. Altaris is headquartered in New York City and manages ~$10 billion of equity capital. For more information, please visit www.altariscap.com.

Contacts:

Media:

Jen Martin Hall

jen@sharecare.com

Important Notice Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 that are based on beliefs and assumptions and on information currently available. In some cases, you can identify forward-looking statements by the following words: “outlook,” “target,” “reflect,” “on track,” “foresees,” “future,” “may,” “deliver,” “will,” “shall,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms, other comparable terminology (although not all forward-looking statements contain these words), or by discussions of strategy, plans, or intentions. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Although we believe that we have a reasonable basis for each forward-looking statement contained in this press release, we caution you that these statements are based on a combination of facts and factors currently known by us and our projections of the future, about which we cannot be certain.

Forward-looking statements in this press release include, but are not limited to, statements regarding the proposed transaction, including the benefits of the proposed transaction and the anticipated timing of consummation of the proposed transaction. We cannot assure you that the forward-looking statements in this press release will prove to be accurate. These forward-looking statements are subject to a number of significant risks and uncertainties that could cause actual results to differ materially from expected results. Risks and uncertainties include, but are not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner, or at all; (ii) the failure to satisfy the conditions to the consummation of the proposed transaction, including, without limitation, the receipt of stockholder and regulatory approvals; (iii) unanticipated difficulties or expenditures relating to the proposed transaction; (iv) the effect of the announcement or pendency of the proposed transaction on the Company’s plans, business relationships, operating results and operations; (v) potential difficulties retaining employees as a result of the announcement and pendency of the proposed transaction; (vi) the response of customers, channel partners and suppliers to the announcement of the proposed transaction; (vii) risks related to diverting management’s attention from the Company’s ongoing business operations; and (viii) legal proceedings, including those that may be instituted against the Company, its board of directors, its executive officers or others following the announcement of the proposed transaction. Descriptions of some of the other factors that could cause actual results to differ materially from these forward-looking statements are discussed in more detail in our filings with the U.S. Securities and Exchange Commission (the “SEC”), including the Risk Factors section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. The forward-looking statements in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.

Additional Information and Where to Find It

This communication relates to the proposed transaction involving Sharecare, Inc. (“Sharecare”). In connection with the proposed transaction, Sharecare will file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including Sharecare’s proxy statement on Schedule 14A (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or for any other document that Sharecare may file with the SEC and send to its stockholders in connection with the proposed transaction. The proposed transaction will be submitted to Sharecare’s stockholders for their consideration. BEFORE MAKING ANY VOTING DECISION, SHARECARE’S STOCKHOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Sharecare’s stockholders will be able to obtain a free copy of the Proxy Statement, as well as other filings containing information about Sharecare, without charge, at the SEC’s website (www.sec.gov). Copies of the Proxy Statement and the filings with the SEC that will be incorporated by reference therein can also be obtained, without charge, by directing a request to Sharecare, Inc., 255 East Paces Ferry Road NE, Suite 700, Atlanta, Georgia 30305, Attention: Investor Relations, investors@sharecare.com, or from Sharecare’s website www.sharecare.com.

Participants in the Solicitation

Sharecare and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Sharecare’s directors and executive officers is available in Sharecare’s proxy statement for the 2024 annual meeting of stockholders, which was filed with the SEC on April 29, 2024 (the “Annual Meeting Proxy Statement”). Please refer to the sections captioned “Executive Compensation,” “Director Compensation” and “Stock Ownership” in the Annual Meeting Proxy Statement. To the extent holdings of such participants in Sharecare’s securities have changed since the amounts described in the Annual Meeting Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC: Form 4, filed by Jeffrey T. Arnold on May 17, 2024; Form 4, filed by Dawn Whaley on May  17, 2024; Form 4, filed by Justin Ferrero on May  17, 2024; Form 4, filed by Carrie Ratliff on May  17, 2024; Form 4, filed by Michael Blalock on May  17, 2024; Form 4, filed by Colin Daniel on May  17, 2024; Form 4, filed by Jeffrey A. Allred on June  12, 2024; Form 4, filed by John Huston Chadwick on June  12, 2024; Form 4, filed by Kenneth R. Goulet on June  12, 2024; Form 4, filed by Brent D. Layton on June  12, 2024; Form 4, filed by Rajeev Ronanki on June  12, 2024; Form 4, filed by Rajeev Ronanki on June  18, 2024; Form 4, filed by Kenneth R. Goulet on June  18, 2024; Form 4, filed by Colin Daniel on June  18, 2024; Form 4, filed by Carrie Ratliff on June  18, 2024; Form 4, filed by Veronica Mallett on June  18, 2024; Form 4, filed by Jeffrey Sagansky on June  18, 2024; Form 4, filed by John Huston Chadwick on June  18, 2024; Form 4, filed by Justin Ferrero on June  18, 2024; Form 4, filed by Nicole Torraco on June  18, 2024; and Form 4, filed by Alan G. Mnuchin on June 18, 2024. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in connection with the proposed transaction when they become available. Free copies of the Proxy Statement and such other materials may be obtained as described in the preceding paragraph.